UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

Meganet Corporation
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	333-176256 (Commission File Number)	80-0376822 (IRS Employer I.D. No.)

2510 E. Sunset Rd. Unit 5-777
Las Vegas, NV  89120
Phone: (702) 987-0087
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐                      Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On February 11, 2016, (the “Dismissal Date”) HJ & Associates, LLC (“HJ”) was dismissed as the independent registered public accounting firm for Meganet Corporation (the “Company”). On February 11, 2016, the Company engaged MaloneBailey, LLP, Houston, Texas, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from HJ to MaloneBailey, LLP was approved by our board of directors.

The reports of HJ on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through the Dismissal Date, there were (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated March 1, 2016, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Dismissal Date, the Company has not consulted with MaloneBailey, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBailey, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from HJ & Associates, LLC dated March 1, 2016

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meganet Corporation

Dated: March 2, 2016	By:	/s/ Saul Backal
Saul Backal
Chief Executive Officer